                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report: October 15, 2003
                     ----------------

     United Community Financial Corp.
     ------------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)

     Ohio                                 0-24399               34-1856319
     ---------------------------------------------------------------------------
     (State or other jurisdiction       (Commission         (IRS Employer of
          incorporation )               File Number)      Identification Number)


     275 Federal Plaza West
     Youngstown, Ohio                                               44503-1203
     ---------------------------------------------------------------------------
     (Address of principal executive offices)                       (Zip Code)


     Registrant's telephone number, including area code (330) 742-0500
                                                       -------------------------


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changes since last report.)

Item 7.   Financial Statements and Exhibits

          (a.) and (b.)  Not applicable.

          (c.)           Exhibits. See Index to Exhibits.


Item 12:  Results of Operations and Financial Condition.

On October 15, 2003, United Community Financial Corp. issued a press release discussing its earnings for the third quarter of 2003. The press release is attached as Exhibit 99.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           UNITED COMMUNITY FINANCIAL CORP.


                           By: /s/ Patrick A. Kelly
                               --------------------------------------
                               Patrick A. Kelly
                               Chief Financial Officer


Dated: October 15, 2003

                                INDEX TO EXHIBITS

     Exhibit 99     Press release dated October 15, 2003